Exhibit 99

Contact: Richard Crowley
Micrel, Incorporated
2180 Fortune Drive
San Jose, CA 95131
Phone: (408) 944-0800
                                                                  [MICREL LOGO]

PRESS RELEASE

              MICREL REPORTS SECOND QUARTER 2006 FINANCIAL RESULTS

   * Revenues of $70.2 million, up 3% sequentially and up 13% from year-ago period
   * GAAP earnings per diluted share of $0.11, up from $0.10 in first quarter and $0.01 in year-ago period
   * Non-GAAP earnings per diluted share of $0.14, up from $0.13 in first quarter and $0.08 in year-ago period

   San Jose, CA, July 26, 2006 - Micrel, Incorporated (Nasdaq NM: MCRL), an industry leader in analog, high bandwidth communications and Ethernet IC solutions, today announced financial results for the second quarter ended June 30, 2006.

   Revenues for the second quarter were $70.2 million, an increase of 3% from first quarter revenues of $68.2 million and 13% higher than revenues of $62.1 million recorded in the year-ago period. Second quarter GAAP net income was $9.0 million, or $0.11 per diluted share, compared with GAAP net income of $8.7 million, or $0.10 per diluted share, in the previous quarter and GAAP net income of $1.2 million, or $0.01 per diluted share, in the year-ago period. Included in second quarter 2006 GAAP net income is pre-tax equity-based compensation expense of $2.6 million, or $0.03 per diluted share. In addition, during the second quarter of 2006, a thirteen year old patent dispute with Linear Technology was finally concluded. As a result, the company recorded $1.1 million in pre-tax litigation charges and related interest expense which reduced second quarter 2006 net income by $0.01 per diluted share. The second quarter 2005 results included a $9.3 million pre-tax charge for a legal judgment equivalent to $0.07 per diluted share.

   Second quarter 2006 non-GAAP net income was $12.0 million, or $0.14 per diluted share, an increase from $10.9 million, or $0.13 per diluted share in the previous quarter and $7.3 million, or $0.08 per diluted share in the second

MICREL REPORTS SECOND QUARTER 2006 RESULTS
July 26, 2006
Page 2 of 9

quarter of 2005. Non-GAAP results exclude the impact of equity-based compensation, unusual litigation charges, restructuring charges and related tax effects. A reconciliation of the adjustments made to GAAP net income to compute non-GAAP net income is contained in the financial tables of this press release.

   "For the sixth consecutive quarter Micrel achieved increases in both revenue and non-GAAP earnings," stated Ray Zinn, president and CEO of Micrel. "Demand from customers serving the wireline communications and industrial end markets continued to drive Micrel's revenue growth in the second quarter. In addition, operating results continued to improve in-line with our financial model, with second quarter non-GAAP operating margin increasing to 25%. Micrel's inventories, both on-hand and in the channel, remain well controlled and in balance with current lead times. The Company's balance sheet and cash flows remain strong and Micrel is continuing to actively repurchase shares of its common stock."

   Outlook
   -------
   Order lead times for the Company's products decreased by approximately 20% in the second quarter to four to five weeks. As a result, the second quarter booking level was roughly the same as revenue. A relatively high proportion of quarterly revenue must be booked and shipped within the quarter to OEM customers or resold through the Company's distributors. It is unclear how the typical seasonal strength in demand from customers serving the computing and wireless handset end markets will materialize in the third quarter. As a result, it remains difficult to accurately predict future revenues. Based upon current backlog levels and demand estimates, the Company projects third quarter revenues will range from $70 million to $72 million.

   Zinn concluded, "Although Wall St. appears to have lost interest in technology, especially the semiconductor sector, we believe the pessimism and concerns that have weighed on investor's minds are unjustified given the current performance of the semiconductor companies. Despite a variety of macroeconomic and industry-specific risks that appear to threaten the current semiconductor cycle, we believe the industry will continue to grow at historical rates in 2006 and 2007. We are confident that Micrel will participate fully in the industry's anticipated growth as a result of the success of the Company's high performance product portfolio."

MICREL REPORTS SECOND QUARTER 2006 RESULTS
July 26, 2006
Page 3 of 9


    Addressing the much-publicized issue of stock option back-dating, the Company has performed an internal review of all stock option grants to officers and directors since 2002, and in January of 2002, the Company had previously performed a complete audit of all stock option grants made through the end of 2001. As a result, Micrel believes it is clean with regard to the issue of stock option back dating.

Conference Call
---------------
   The Company will host a conference call at 5:00 p.m. Eastern time (2:00 p.m. Pacific time) today, July 26, 2006. Chief Executive Officer Raymond Zinn and Chief Financial Officer Richard Crowley will present an overview of second quarter 2006 financial results, discuss current business conditions and then respond to questions.

   The call is available, live, to any interested party on a listen only basis by dialing (800) 257-1836. For international callers, please dial
(303) 262-2075. Interested callers should dial in at least five minutes before the scheduled start time and ask to be connected to the Micrel, Incorporated Conference Call. A live webcast will also be available through www.vcall.com. An audio replay of the conference call will be available through August 2, 2006, by dialing (303) 590-3000 or (800) 405-2236 and entering access code number 11066091. The webcast replay will also be available on the Company's website at: www.micrel.com.


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

   This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: our expectations regarding future financial results, including revenues, turns fill requirements, customer demand, and the nature of macro-economic and of industry trends. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: softness in demand for our products; customer decisions to cancel, reschedule, or delay orders for our products; the effect that lead times and channel inventories have on the demand for our products; economic or financial difficulties experienced by our customers; the effect of business conditions in the computer, telecommunications and industrial markets; the impact of any previous or future acquisitions; changes in demand for networking or high

MICREL REPORTS SECOND QUARTER 2006 RESULTS
July 26, 2006
Page 4 of 9


bandwidth communications products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements; the global economic situation; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; the timely and successful development and market acceptance of new products and upgrades to existing products; softness in the economy and the U.S. stock markets as a whole; fluctuations in the market price of Micrel's common stock and other market conditions; the effect of the Company's restatement of previous financial statements; the difficulty of predicting our future cash needs; the nature of other investment opportunities available to the Company from time to
time; and Micrel's operating cash flow.   For further discussion of these risks
and uncertainties, we refer you to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2005. and quarterly report on Form 10-Q for the quarter ended March 31, 2006 All forward-looking statements are made as of today, and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
------------------
   The Company's management uses non-GAAP measures to evaluate the performance of our business, to estimate future performance and to compensate employees. Since management finds this measure to be useful, we believe that our investors benefit from seeing our results "through the eyes" of management in addition to seeing our GAAP results. For comparison purposes, the Company makes reference to certain gross margin, operating margin, net income and earnings per share. These non-GAAP results were reached by excluding equity-based compensation expense, unusual legal charges, restructuring charges and their related tax-effects. We reference those results to allow a better comparison of results in the current period to those in prior periods and to provide meaningful insight to the Company's on-going operating performance. We have reconciled such non-GAAP results to the most directly comparable GAAP financial measures.

   Our reference to these non-GAAP results should be considered in addition to results that are prepared under current accounting standards but should not be considered a substitute for results that are presented as consistent with GAAP. It should also be noted that our non-GAAP information may be different from the non-GAAP information provided by other companies.

MICREL REPORTS SECOND QUARTER 2006 RESULTS
July 26, 2006
Page 5 of 9


About Micrel
------------
   Micrel Inc., is a leading global manufacturer of IC solutions for the
worldwide analog, Ethernet and high bandwidth markets.   The Company's products
include advanced mixed-signal, analog and power semiconductors; high performance communication, clock management, Ethernet switch and physical layer transceiver ICs. Company customers include leading manufacturers of enterprise, consumer, industrial, mobile, telecommunications, automotive, and computer products. Corporation headquarters and state-of-the-art wafer fabrication facilities are located in San Jose, CA, with regional sales and support offices and advanced technology design centers situated throughout the Americas, Europe and Asia. In addition, the Company maintains an extensive network of distributors and sales representatives worldwide.

   For further information, contact Richard Crowley at: Micrel, Incorporated, 2180 Fortune Drive, San Jose, California, 95131, (408) 944-0800; or visit our website at: http://www.micrel.com.

                          -Financial Tables to Follow-

MICREL REPORTS SECOND QUARTER 2006 RESULTS
July 26, 2006
Page 6 of 9

                                       MICREL, INCORPORATED
                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                            (In thousands, except per share amounts)
                                           (Unaudited)

                                                Three  Months  Ended           Six  Months  Ended
                                           ------------------------------     -------------------
                                           June 30,   March 31,  June 30,     June 30,   June 30,
                                             2006       2006       2005         2006       2005
                                           --------   --------   --------     --------   --------
Net revenues                               $ 70,192   $ 68,151   $ 62,052     $138,343   $122,737
Cost of revenues(1)                          29,940     28,257     29,900       58,197     60,209
                                           --------   --------   --------     --------   --------
Gross profit                                 40,252     39,894     32,152       80,146     62,528
                                           --------   --------   --------     --------   --------
Operating expenses:
  Research and development(1)                13,152     13,038     11,253       26,190     22,777
  Selling, general and administrative(1)     12,253     13,411     10,802       25,664     20,332
  Litigation accrual                            935        -        9,282          935      9,282
  Restructuring expense                          66        -          -             66        -
                                           --------   --------   --------     --------   --------
    Total operating expenses                 26,406     26,449     31,337       52,855     52,391
                                           --------   --------   --------     --------   --------
Income from operations                       13,846     13,445        815       27,291     10,137
Other income, net                             1,314      1,252      1,005        2,566      1,841
                                           --------   --------   --------     --------   --------
Income before income taxes                   15,160     14,697      1,820       29,857     11,978
Provision for income taxes                    6,169      5,996        637       12,165      4,192
                                           --------   --------   --------     --------   --------
Net income                                 $  8,991   $  8,701   $  1,183     $ 17,692   $  7,786
                                           ========   ========   ========     ========   ========
Net income per share:
  Basic                                    $   0.11   $   0.10   $   0.01     $   0.21   $   0.09
                                           ========   ========   ========     ========   ========
  Diluted                                  $   0.11   $   0.10   $   0.01     $   0.21   $   0.09
                                           ========   ========   ========     ========   ========

Shares used in computing per share amounts:
  Basic                                      83,201     84,025     87,256       83,611     88,165
                                           ========   ========   ========     ========   ========
  Diluted                                    84,696     85,794     88,097       85,255     88,834
                                           ========   ========   ========     ========   ========

Non-GAAP income per share(2):
  Basic                                    $   0.14   $   0.13   $   0.08     $   0.27   $   0.16
                                           ========   ========   ========     ========   ========
  Diluted                                  $   0.14   $   0.13   $   0.08     $   0.27   $   0.16
                                           ========   ========   ========     ========   ========

Non-GAAP shares used in computing
 Non-GAAP income per share:
  Basic                                      83,201     84,025     87,256       83,611     88,165
                                           ========   ========   ========     ========   ========
  Diluted                                    84,633     85,914     88,097       85,277     88,834
                                           ========   ========   ========     ========   ========

(1) Includes amortization of stock-based
     compensation as follows:
      Cost of revenues                     $    520   $    182   $     41     $    702   $     92
      Research and development                1,046      1,065         39        2,111        103
      Selling, general and administrative     1,042      1,109        110        2,151        296
                                           --------   --------   --------     --------   --------
        Total stock-based compensation     $  2,608   $  2,356   $    190     $  4,964   $    491
                                           ========   ========   ========     ========   ========

(2) Non-GAAP results were reached by excluding equity-based compensation expense, unusual legal charges, restructuring charges and their related tax-effects. Non-GAAP results are presented to supplement our GAAP consolidated financial statements to allow a better comparison of results in the current period to those in prior periods and to provide meaningful insight to the Company's on-going operating performance.

MICREL REPORTS SECOND QUARTER 2006 RESULTS
July 26, 2006
Page 7 of 9

                                        MICREL, INCORPORATED
                      SUPPLEMENTAL RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS
                              (In thousands, except per share amounts)
                                            (Unaudited)

                                                Three  Months  Ended           Six  Months  Ended
                                           ------------------------------     -------------------
                                           June 30,   March 31,  June 30,     June 30,   June 30,
                                             2006       2006       2005         2006       2005
                                           --------   --------   --------     --------   --------
GAAP Income from operations                $ 13,846   $ 13,445   $    815     $ 27,291   $ 10,137
  as a percent of net revenues                  20%        20%         1%          20%         8%

  Adjustment for stock-based
   compensation included in:
    Cost of revenues                            520        182         41          702         92
    Research and development                  1,046      1,065         39        2,111        103
    Selling, general and administrative       1,042      1,109        110        2,151        296
                                           --------   --------   --------     --------   --------
      Total stock-based compensation          2,608      2,356        190        4,964        491
  Adjustment for litigation accrual             935         -       9,282          935      9,282
  Adjustment for restructuring expense           66         -          -            66         -
                                           --------   --------   --------     --------   --------
      Total adjustments to GAAP income        3,609      2,356      9,472        5,965      9,773
                                           --------   --------   --------     --------   --------
Non-GAAP Income from operations            $ 17,455   $ 15,801   $ 10,287     $ 33,256   $ 19,910
                                           --------   --------   --------     --------   --------
  as a percent of net revenues                  25%        23%        17%          24%        16%

GAAP Net income                            $  8,991   $  8,701   $  1,183     $ 17,692   $  7,786
  Total adjustments to GAAP income            3,609      2,356      9,472        5,965      9,773
  Tax effect of adjustments to GAAP income     (607)      (200)    (3,316)        (807)    (3,420)
                                           --------   --------   --------     --------   --------
Non-GAAP income(2)                         $ 11,993   $ 10,857   $  7,339     $ 22,850   $ 14,139
                                           ========   ========   ========     ========   ========

Non-GAAP income per share:(2)
  Basic                                    $   0.14   $   0.13   $   0.08     $   0.27   $   0.16
                                           ========   ========   ========     ========   ========
  Diluted                                  $   0.14   $   0.13   $   0.08     $   0.27   $   0.16
                                           ========   ========   ========     ========   ========

Non-GAAP shares used in computing
 non-GAAP income per share:
  Basic                                      83,201     84,025     87,256       83,611     88,165
                                           ========   ========   ========     ========   ========
  Diluted (1)                                84,633     85,914     88,097       85,277     88,834
                                           ========   ========   ========     ========   ========

(1) Shares for the three and six months ended June 30, 2006 and shares for the three months ended March 31, 2006 have been adjusted to conform diluted outstanding shares calculated under FAS123R to diluted shares calculated under prior accounting standards

(2) Non-GAAP results were reached by excluding equity-based compensation expense, unusual legal charges, restructuring charges and their related tax-effects. Non-GAAP results are presented to supplement our GAAP consolidated financial statements to allow a better comparison of results in the current period to those in prior periods and to provide meaningful insight to the Company's on-going operating performance.

MICREL REPORTS SECOND QUARTER 2006 RESULTS
July 26, 2006
Page 8 of 9

                                        MICREL, INCORPORATED
                 SUPPLEMENTAL RECONCILIATIONS OF GAAP TO NON-GAAP INCOME PER SHARE
                                            (Unaudited)

                                                Three  Months  Ended           Six  Months  Ended
                                           ------------------------------     -------------------
                                           June 30,   March 31,  June 30,     June 30,   June 30,
                                             2006       2006       2005         2006       2005
                                           --------   --------   --------     --------   --------
Non-GAAP shares used in computing non-GAAP
 income per share (in thousands):
  Basic                                      83,201     84,025     87,256       83,611     88,165
                                           ========   ========   ========     ========   ========
  Diluted (1)                                84,633     85,914     88,097       85,277     88,834
                                           ========   ========   ========     ========   ========

BASIC:
------
GAAP Net income per share                  $   0.11   $   0.10   $   0.01     $   0.21   $   0.09

Adjustments to reconcile net income to
 Non-GAAP income per share:
  Stock-based compensation effects
   included in:
    Cost of revenues                           0.01         -          -          0.01         -
    Research and development                   0.01       0.01         -          0.02         -
    Selling, general and administrative        0.01       0.02         -          0.03       0.01
                                           --------   --------   --------     --------   --------
      Total stock-based compensation           0.03       0.03         -          0.06       0.01
  Adjustment for litigation accrual            0.01         -        0.11         0.01       0.10
  Adjustment for restructuring expense           -          -          -            -          -
  Provision for income taxes                  (0.01)        -       (0.04)       (0.01)     (0.04)
                                           --------   --------   --------     --------   --------
Non-GAAP income per share(2)                  $0.14      $0.13      $0.08        $0.27      $0.16
                                           ========   ========   ========     ========   ========

DILUTED:
--------
Net income per share                       $   0.11   $   0.10   $   0.01     $   0.21   $   0.09

Adjustments to reconcile net income to
 Non-GAAP income per share:
  Stock-based compensation effects
   included in:
    Cost of revenues                           0.01         -          -          0.01         -
    Research and development                   0.01       0.01         -          0.02         -
    Selling, general and administrative        0.01       0.02         -          0.03         -
                                           --------   --------   --------     --------   --------
      Total stock-based compensation           0.03       0.03         -          0.06       0.01
  Adjustment for litigation accrual            0.01         -        0.11         0.01       0.10
  Adjustment for restructuring expense           -          -          -            -          -
  Provision for income taxes                  (0.01)        -       (0.04)       (0.01)     (0.04)
                                           --------   --------   --------     --------   --------
Non-GAAP income per share(2)               $   0.14   $   0.13   $   0.08     $   0.27   $   0.16
                                           ========   ========   ========     ========   ========

 (1) Shares for the three and six months ended June 30, 2006 and shares for the three months ended March 31, 2006 have been adjusted to conform diluted outstanding shares calculated under FAS123R to diluted shares calculated under prior accounting standards

(2) Non-GAAP results were reached by excluding equity-based compensation expense, unusual legal charges, restructuring charges and their related tax-effects. Non-GAAP results are presented to supplement our GAAP consolidated financial statements to allow a better comparison of results in the current period to those in prior periods and to provide meaningful insight to the Company's on-going operating performance.

MICREL REPORTS SECOND QUARTER 2006 RESULTS
July 26, 2006
Page 9 of 9

                              MICREL, INCORPORATED
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                  (Unaudited)

                                                        June 30,   December 31,
                                                          2006         2005
                                                       ----------   ----------
ASSETS
CURRENT ASSETS:
  Cash, cash equivalents, restricted cash
   and short-term investments                          $  124,043   $  136,563
  Accounts receivable, net                                 41,014       35,524
  Inventories                                              34,633       30,419
  Deferred income taxes                                    23,592       22,134
  Other current assets                                      1,898        1,919
                                                       ----------   ----------
    Total current assets                                  225,180      226,559

PROPERTY, PLANT AND EQUIPMENT, NET                         78,377       77,554
INTANGIBLE ASSETS, NET                                      3,941        4,752
DEFERRED INCOME TAXES                                      12,318       10,264
OTHER ASSETS                                                  428          411
                                                       ----------   ----------
TOTAL                                                  $  320,244   $  319,540
                                                       ==========   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                     $   18,253   $   20,552
  Taxes payable                                             2,742        4,939
  Deferred income on shipments to distributors             21,927       14,069
  Other current liabilities                                23,467       21,672
  Current portion of long-term debt                           120          147
                                                       ----------   ----------
    Total current liabilities                              66,509       61,379

LONG-TERM DEBT                                                 -            -
OTHER LONG-TERM OBLIGATIONS                                   458          475

SHAREHOLDERS' EQUITY:
  Common stock                                             51,427       73,848
  Deferred stock compensation                                  -          (294)
  Accumulated other comprehensive loss                        (26)         (52)
  Retained earnings                                       201,876      184,184
                                                       ----------   ----------
TOTAL SHAREHOLDERS' EQUITY                                253,277      257,686
                                                       ----------   ----------
TOTAL                                                  $  320,244   $  319,540
                                                       ==========   ==========